UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 22, 2005



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


        North Carolina             000-22787              56-2028446
 (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)       Identification Number)



                  6114 U.S. 301 South
               Four Oaks, North Carolina                 27524
       (Address of principal executive offices)        (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

     From time to time, Four Oaks Fincorp, Inc. (OTCBB:FOFN) (the "Company") makes stock option awards to officers and directors of the Company and its subsidiaries pursuant to its Nonqualified Stock Option Plan (the "Plan"). The Company filed a copy of the Plan on August 16, 2004 with the Securities and Exchange Commission as Exhibit Number 10.2 to its quarterly report on Form 10-QSB for the quarterly period ended June 30, 2004. The Company is filing as exhibits 10.1 and 10.2, respectively, to this Form 8-K the form of stock option agreement to be used under the Plan for grants of non-qualified stock options to non-employee directors and the form of stock option agreement to be used under the Plan for grants of non-qualified stock options to employees.

     On February 22, 2005, the Company granted non-qualified stock options under the Plan to directors and executive officers pursuant to the forms of agreement attached hereto as exhibits 10.1 and 10.2, respectively. The options expire on February 22, 2009, the exercise price of each option is $22.75 per share and each option vests and becomes exercisable in full on February 22, 2006. The specific grants are as follows:

                               Grants Pursuant to
                    the Stock Option Agreement for Employees
                                                             # of Shares of
                                                              Common Stock
Name                                                        Underlying Option
----                                                        -----------------
Ayden R. Lee                                                      4,000
Clifton L. Painter                                                2,075
Nancy S. Wise                                                     1,975
W. Leon Hiatt, III                                                1,975
Jeffrey Pope                                                      1,975


                               Grants Pursuant to
              the Stock Option Agreement for Non-Employee Directors
                                                             # of Shares of
                                                              Common Stock
Name                                                        Underlying Option
----                                                        -----------------
M.S. Canaday                                                        300
William J. Edwards                                                  300
Warren L. Grimes                                                    300
William Ashley Turner                                               300
Dr. R. Max Raynor                                                   300
Paula Canaday Bowman                                                300
Percy Y. Lee                                                        300

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits.


           Exhibit No.     Description
           -----------     -----------

           10.1            Form of Stock Option Agreement for Non-Employee
                           Directors

           10.2            Form of Stock Option Agreement for Employees

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOUR OAKS FINCORP, INC.


                                       By: /s/ Ayden R. Lee, Jr.
                                           -------------------------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer



Date: February __, 2005

                                  EXHIBIT INDEX
                                  -------------


       Exhibit No.     Description
       -----------     -----------

       10.1            Form of Stock Option Agreement for Non-Employee Directors

       10.2            Form of Stock Option Agreement for Employees